EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                     CASE NUMBER
                                                00-27938-BKC-RBR
                                                -------------------------------
     COMMODORE HOLDINGS LIMITED
                                                           --------------------
                                                 JUDGE      Raymond B. Ray
                                                           --------------------

                  DEBTOR.                        CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                  FROM:   5/1/2001       TO:  5/31/2001
                         ----------          -----------


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                Chad P. Pugatch
                                                -------------------------------
                                                Attorney for Debtor

                                                Attorney's Address

     Debtor's Address                           and Phone Number
     and Phone Number                           Northmark Building, Suite 101
                                                -------------------------------
     4000 Hollywood Blvd, suite 385-S           33 N.E. 2nd Street
     ----------------------------------         -------------------------------
     Hollywood, Fl 33021                        Fort Lauderdale, FL 33301
     ----------------------------------         -------------------------------
     (954) 967-2103                             (954) 462-8000
     ----------------------------------         -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

        FOR PERIOD BEGINNING    5/1/2001     AND ENDING       5/31/01
                               ----------                    ---------
          Name of Debtor: Commodore Holdings Ltd  Case Number: 00-27938-BKC-RBR
                          ----------------------               ----------------
          Date of Petition:   27-Dec-00
                           -------------------

                                                                   CUMULATIVE
                                                     CURRENT       PETITION
                                                     MONTH         TO DATE
                                                     ------------  ------------

1. CASH AT BEGINNING OF PERIOD                       $ 130,279.88  $ 121,387.87
                                                     ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                             -            -
                                                     ------------  ------------
            Less Cash Refunds                                   -            -
                                                     ------------  ------------
            Net Cash Sales                                      -            -
                                                     ------------  ------------
      B. Collection on Postpetition A/R                         -            -
                                                     ------------  ------------
      C. Collection on Prepetition A/R                          -            -
                                                     ------------  ------------
      D. Other Receipts (Attach List)                   39,120.24    208,366.16
                                                     ------------  ------------
      (If you receive rental income you must
       attach a rent roll.)

3. TOTAL RECEIPTS                                    $  39,120.24    208,366.16
                                                     ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                      $ 169,400.12  $ 329,754.03
                                                     ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                              -      1,000.00
                                                     ------------  ------------
      B. Net Payroll                                            -            -
                                                     ------------  ------------
      C. Payroll Taxes Paid                                     -            -
                                                     ------------  ------------
      D. Sales and Uses Taxes                                   -            -
                                                     ------------  ------------
      E. Other Taxes                                            -            -
                                                     ------------  ------------
      F. Rent                                                   -            -
                                                     ------------  ------------
      G. Other Leases (Attachment 3)                            -            -
                                                     ------------  ------------
      H. Telephone                                              -            -
                                                     ------------  ------------
      I. Utilities                                              -            -
                                                     ------------  ------------
      J. Travel & Entertainment                                 -            -
                                                     ------------  ------------
      K. Vehicle Expenses                                       -            -
                                                     ------------  ------------
      L. Office Supplies                                        -            -
                                                     ------------  ------------
      M. Advertising                                            -            -
                                                     ------------  ------------
      N. Insurance ( Attachment 7)                              -            -
                                                     ------------  ------------
      O. Purchases of Fixed Assets                              -            -
                                                     ------------  ------------
      P. Purchases of Inventory                                 -            -
                                                     ------------  ------------
      Q. Manufacturing Supplies                                 -            -
                                                     ------------  ------------
      R. Repair & Maintenance                                   -            -
                                                     ------------  ------------
      S. Payments to secured Creditors                  39,441.83    196,132.80
                                                     ------------  ------------
      T. Other Operating Expenses                          684.69      3,347.63
           (Attach List)                             ------------  ------------
6. TOTAL CASH DISBURSEMENTS                             40,126.52    200,480.43
                                                     ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                 $ 129,273.60  $ 129,273.60
                                                     ------------  ------------
                                                       129,273.60


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This  20th  day of June, 2001.        /s/ Alan Pritzker
      ------                          -------------------------------

May 2001

Total Receipts

               39,120.24  Funds from Sea-wise for May

             $ 39,120.24


Payment
               39,441.83  Commercial Loan Debit
                  625.00  TMG Management Edgar services
                   59.69  Bank Fees

               40,126.52

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:    Commodore Holdings Ltd      Case Number:  00-27938-BKC-RBR
                   ------------------------                  ----------------
Reporting Period beginning         5/1/2001       and ending  5/31/2001
                              -------------                  ----------------

 ACCOUNTS RECEIVABLE AT PETITION DATE:                         $ 4,197,109.45
                                                               --------------

 ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

      Beginning of the Month Balance            $ 3,890,329.08
      PLUS: Current Month New Billings
      LESS: Collection During the Month:        $    65,715.66
                                                --------------
      End of Month Balance                      $ 3,824,613.42
                                                ==============


-------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

    0-30 Days   31-60 Days   61 -90 Days  Over 90 Days    Total

-------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------
             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: Commodore Holdings Ltd    Case Number:  00-27938-BKC-RBR
                -----------------------                -------------------
Reporting Period beginning    5/1/2001      and ending    5/31/2001
                            -----------                -------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date               Days
    Incurred         Outstanding        Vendor      Description      Amount
    --------         -----------        ------      -----------      ------



-------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                       0
                                                  ---------------
PLUS: New Indebtedness Incurred This Month
                                                  ---------------
LESS: Amount Paid on Prior Accounts Payable
                                                  ---------------
Ending Month Balance                                            0
                                                  ---------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 Number         Total
                                                 of Post        Amount of
Secured         Date                             Petition       Post Petition
Creditors/      Payment            Payment       Payments       Payments
Lessor          Due                Amount        Delinquent     Delinquent
----------      -----------------  -----------   ----------     --------------

Bank of America
 Swap Payment   May 12, 2001     $      948.16            0            0
Bank of America May 12, 2001         38,493.67
                                   -----------
                                   $ 39,441.83
                                   ===========

            Principal portion =    $ 31,063.41

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: Commodore Holdings Ltd      Case Number:  00-27938-BKC-RBR
                ----------------------                    ----------------
Reporting Period beginning    5/1/2001         and ending  5/31/2001
                             ---------                    ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                         0
                                                      ------------------
INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month        0
                                                      ------------------
             Inventory Purchased During Month
                                                      ------------------
             Inventory Used or Sold
                                                      ------------------
             Inventory On Hand at End of Month              0
                                                      ------------------
METHOD OF COSTING INVENTORY:
                                             ---------------------------

-------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:             0
                                                      ------------------
(Include Property, Plant and Equipment)


BRIEF DESCRIPTION (First Report Only)        ----------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


FIXED ASSET RECONCILIATION:

    Fixed Asset Book Value at Beginning of Month            0
                                                      ------------------
                LESS: Depreciation Expense
                                                      ------------------
                PLUS: New Purchases
                                                      ------------------
    Ending Monthly Balance                                  0
                                                      ------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:
                              -------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Commodore Holdings Ltd     Case Number: 00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     5/1/2001      and ending   5/31/2001
                             ----------                  ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  Bank of America            BRANCH:
               --------------------                --------------------------

ACCOUNT NAME:  Commodore Holdings Limited DIP 00-27938 Operating Account
               --------------------------------------------------------------

ACCOUNT NUMBER:         3755500755
                        -----------------------------------------------------

PURPOSE OF ACCOUNT:     Operating Account
                        -----------------------------------------------------


     Beginning Balance                   $   7,818.45
     Total of Deposit Made                          -
     Total Amount of Checks Written            625.00
     Service Charges                            59.69
                                         ------------
     Closing Balance                     $   7,133.76
                                         ============

Number of First Check Written this Period                  003
                                                --------------
Number of Last Check Written this Period                   003
                                                --------------
Total Number of Checks Written this Period                   1
                                                --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value       Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:  Commodore Holdings Ltd    Case Number:  00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     5/1/2001     and ending    5/31/2001
                             ----------                  ----------------

NAME OF BANK:    Bank of America           BRANCH:
                -------------------------            --------------------
ACCOUNT NAME:  Commodore Holdings Limited DIP 00-27938 Operating Account
              -----------------------------------------------------------
ACCOUNT NUMBER:         3755500755
                    -----------------------------------------------------
PURPOSE OF ACCOUNT:   Operating Account
                    -----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc.

Date        Check Number    Payee               Purpose                 Amount
----        ------------    -----               -------                --------

5/16/2001      003          TMG Management Inc  Edgar Services          625.00

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Commodore Holdings Ltd     Case Number: 00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     5/1/2001      and ending   5/31/2001
                             ----------                  ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  Bank of America            BRANCH:
               --------------------                --------------------------

ACCOUNT NAME:  Commodore Holdings Limited Seawise Loan Account
               --------------------------------------------------------------

ACCOUNT NUMBER:         3662594498
                        -----------------------------------------------------

PURPOSE OF ACCOUNT:     BLOCKED ACCOUNT -- To be used for servicing loan
                        -----------------------------------------------------
                        secured by letter of credit on behalf of third party.

     Beginning Balance                   $  122,461.43
     Total of Deposit Made                   39,120.24
     Total Amount of Checks Written          39,441.83
     Service Charges
                                         -------------
     Closing Balance                     $  122,139.84
                                         =============

Number of First Check Written this Period
                                                --------------
Number of Last Check Written this Period
                                                --------------
Total Number of Checks Written this Period                   0
                                                --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable    Face Value       Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:  Commodore Holdings Ltd    Case Number:  00-27938-BKC-RBR
                 ----------------------                  ----------------
Reporting Period beginning     5/1/2001     and ending    5/31/2001
                             ----------                  ----------------

NAME OF BANK:    Bank of America           BRANCH:
                -------------------------            --------------------
ACCOUNT NAME:  Commodore Holdings Limited Seawise Loan Account
               ----------------------------------------------------------
ACCOUNT NUMBER:         3662594498
                    -----------------------------------------------------
PURPOSE OF ACCOUNT:   BLOCKED ACCOUNT -- To be used for servicing loan
                    -----------------------------------------------------
                      secured by letter of credit on behalf of third party.

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc.

Date        Check Number            Payee             Purpose        Amount
----        ------------            -----             -------        ------

5/12/01     Commercial Loan Debit   Bank of America   Loan Payment   38,493.67
5/12/01     Commercial Loan Debit   Bank of America   Swap fee          948.16
                                                                    ----------
                                                                     39,441.83
                                                                    ==========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:  Commodore Holdings Ltd   Case Number:  00-27938-BKC-RBR
                 ----------------------                 ----------------
Reporting Period beginning     5/1/2001     and ending         5/31/2001
                             ----------                     ------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

       Date          Bank           Description             Amount
       ----          ----           -----------             ------







-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed                Period
                                        ----------------       --------------.

Name of            Date
Taxing             Payment
Authority          Due            Description                Amount
---------          -------        -----------                ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------
                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor:  Commodore Holdings Ltd  Case Number:  00-27938-BKC-RBR
                 ----------------------                ----------------
Reporting Period beginning     5/1/2001   and ending     5/31/2001
                             ----------                ----------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                Title                 Amount Paid
-------------------------------------------------------------------------

No employees were compensated.







------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                      Full Time      Part Time

Number of employees at beginning of period                     0
                                                     -----------    ----------
Number hired during the period
                                                     -----------    ----------
Number terminated or resigned during period
                                                     -----------    ----------
Number of employees on payroll at end of period                0
                                                     -----------    ----------

------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

             Agent &                                                Date
             Phone                     Coverage      Expiration   Premium
 Carrier     Number      Policy No        Type           Date       Due
 -------     ------      ---------     --------      ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------













We anticipate filing a Plan of Reorganization and Disclosure Statement on or before June 22, 2001.
       ----------------------